Exhibit 99.1

JOANN Enters into Agreement to Reduce Debt and Receive $132 Million in New Capital and Related Financial Accommodations with Strong Support of Key Financial and Industry Stakeholders

Stores and JOANN.com Remain Open; Company Continues to Operate as Usual

Vendors, Landlords and Other General Unsecured Creditors Are Unimpaired

Company Expects to Reduce Approximately $505 Million in Funded Debt

Implementing Prepackaged Financial Recapitalization Plan on Expedited Basis

HUDSON, Ohio – March 18, 2024 – JOANN Inc. (NASDAQ: JOAN) (“JOANN” or the “Company”), the nation’s category leader in sewing and fabrics with one of the largest arts and crafts offerings, today announced that it has entered into a Transaction Support Agreement (“TSA” or “Agreement”) with a majority of its financial stakeholders and additional industry financing parties to strengthen the Company’s financial position. In connection with the TSA, the Company has received commitments for approximately $132 million in new financing and related financial accommodations and expects to reduce funded debt on its balance sheet by approximately $505 million. The parties have also agreed to a six-month extension of the Company’s existing ABL and FILO credit facilities, effective upon the Company’s emergence from the court-supervised process. Under the TSA and related transaction documents, all obligations to employees, vendors, landlords, and other trade creditors will be paid or otherwise satisfied in full and honored in the ordinary course of business.

“Over the past several months, JOANN has made meaningful business improvements through the execution of our Focus, Simplify and Grow cost reduction initiative,” said Chris DiTullio, Chief Customer Officer and co-lead of the Interim Office of the CEO. “We are excited by our progress on both top and bottom-line initiatives in the past year and are confident the steps we are taking will allow JOANN to drive long-term growth. We appreciate the support from our financial and industry stakeholders in this agreement, and their confidence in our ability to continue driving positive business change. There is no other retailer with the same ability to serve sewists, quilters, crocheters, crafters and other creative enthusiasts as we have for the past 80 years, and we take great pride in seeing the passion and engagement of our millions of customers and our Team Members.”

Scott Sekella, JOANN’s Chief Financial Officer and co-lead of the Interim Office of the CEO, added, “This agreement is a significant step forward in addressing JOANN’s capital structure needs, and it will provide us with the financial resources and flexibility necessary to continue to deliver best-in-class product assortments and enhance the customer experience wherever they are shopping with us. This includes our more than 800 stores across the United States, 95 percent of which are cash flow positive. We remain committed to our suppliers, partners, Team Members and other stakeholders, and are focused on ensuring we continue to operate as usual so we can continue to best serve our millions of customers nationwide.”

The financial restructuring contemplated by the TSA will be implemented through a prepackaged court-supervised process in which JOANN will continue to operate in the ordinary course of business. JOANN’s stores and the JOANN.com website will remain open and continue operating as normal and customers vendors, landlords, and other trade creditors will not see any disruption in services. The Company remains as focused as ever on providing customers with quality products and services that inspire their creativity.

To effectuate the recapitalization transactions, JOANN and certain of its affiliates have initiated voluntary prepackaged Chapter 11 cases in the U.S. Bankruptcy Court for the District of Delaware. With the significant support of the Company’s financial stakeholders, JOANN expects to complete this process on an expedited basis, as early as late April 2024. Following this process, the Company expects that JOANN will become a private company owned by certain of its lenders and industry parties, and its shares will no longer be listed on Nasdaq or any other national stock exchange.

In connection with this process, JOANN is filing a number of customary “first day” motions to enable it to continue uninterrupted operations during the financial restructuring, including, among others, to continue paying wages and providing benefits to employees and to pay trade vendors and other general unsecured obligations in full in the ordinary course of business.

Additional information regarding JOANN’s financial restructuring is available at JOANNforward.com. Court filings and information regarding the claims process are available at https://cases.ra.kroll.com/Joann, by calling the Company’s claims agent, Kroll, at 844-488-7837 (toll-free in the U.S.) or 646-777-2384 (for international calls), or by sending an email to joanninfo@ra.kroll.com. Additional information can also be found in a Current Report on Form 8-K that the Company will file with the Securities and Exchange Commission at www.sec.gov.

Advisors

Latham & Watkins LLP is serving as legal counsel to JOANN, with Houlihan Lokey serving as financial advisor and Alvarez & Marsal North America, LLC serving as restructuring advisor.

Gibson Dunn & Crutcher LLP is serving as legal counsel to certain of the Company’s term lenders, with Lazard serving as financial advisor.

About JOANN

For 80 years, JOANN has inspired creativity in the hearts, hands, and minds of its customers. From a single storefront in Cleveland, Ohio, the nation’s category leader in sewing and fabrics and one of the fastest growing competitors in the arts and crafts industry has grown to include 829 store locations across 49 states and a robust e-commerce business. With the goal of helping every customer find their creative Happy Place, JOANN serves as a convenient single source for all of the supplies, guidance, and inspiration needed to achieve any project or passion.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “vision,” “should,” or the negative thereof or other variations thereon or comparable terminology. Forward-looking statements include those we make regarding the Company’s ability to continuing operating its business and implement the restructuring pursuant to the Chapter 11 cases, including the timetable of completing such transactions, if at all.

The preceding list is not intended to be an exhaustive list of all of the Company’s forward-looking statements. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included elsewhere in this press release are not guarantees. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.

Contacts

Investor Relations:

Tom Filandro

tom.filandro@icrinc.com

646-277-1235

Corporate Communications:

Amanda Hayes

amanda.hayes@joann.com

Michael Freitag / Arielle Rothstein / Viveca Tress / Joycelyn Barnett

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449